POWER OF ATTORNEY
                                       FOR
                              AMERICA ONLINE, INC.
   RESTRICTED STOCK AGREEMENT WITH J. MICHAEL KELLY AS CHIEF FINANCIAL OFFICER


         I, Stephen M. Case,  whose  signature  appears  below,  constitute  and appoint Stephen M. Case, Robert W. Pittman, Lennert J. Leader, George Vradenburg, III, and Sheila A. Clark, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them, for him/her and in his/her name, place and stead, and in any and all capacities, to sign the Registration Statement on Form S-8 for the registration of shares of common stock, $.01 par value (the "Common Stock"), of America Online, Inc. reserved for issuance which will be or may be awarded to J. Michael Kelly as Chief Financial Officer under a Restricted Stock Agreement, and any required amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the
Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in or about the premises, as full to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his/her substitutes may lawfully do or cause to be done by virtue hereof.


         IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 20th day of July, 1998.



                               /s/Stephen M. Case
                               Signature


                               Stephen M. Case
                               Print Name


                                POWER OF ATTORNEY
                                       FOR
                              AMERICA ONLINE, INC.
   RESTRICTED STOCK AGREEMENT WITH J. MICHAEL KELLY AS CHIEF FINANCIAL OFFICER


         I, Daniel F. Akerson, whose signature appears below, constitute and appoint Stephen M. Case, Robert W. Pittman, Lennert J. Leader, George Vradenburg, III, and Sheila A. Clark, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them, for him/her and in his/her name, place and stead, and in any and all capacities, to sign the Registration Statement on Form S-8 for the registration of shares of common stock, $.01 par value (the "Common Stock"), of America Online, Inc. reserved for issuance which will be or may be awarded to J. Michael Kelly as Chief Financial Officer under a Restricted Stock Agreement, and any required amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the
Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in or about the premises, as full to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his/her substitutes may lawfully do or cause to be done by virtue hereof.


         IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 20th day of July, 1998.



                              /s/ Daniel F. Akerson
                              Signature


                              Daniel F. Akerson
                              Print Name


                                POWER OF ATTORNEY
                                       FOR
                              AMERICA ONLINE, INC.
   RESTRICTED STOCK AGREEMENT WITH J. MICHAEL KELLY AS CHIEF FINANCIAL OFFICER


         I, Frank J. Caufield, whose signature appears below, constitute and appoint Stephen M. Case, Robert W. Pittman, Lennert J. Leader, George Vradenburg, III, and Sheila A. Clark, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them, for him/her and in his/her name, place and stead, and in any and all capacities, to sign the Registration Statement on Form S-8 for the registration of shares of common stock, $.01 par value (the "Common Stock"), of America Online, Inc. reserved for issuance which will be or may be awarded to J. Michael Kelly as Chief Financial Officer under a Restricted Stock Agreement, and any required amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the
Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in or about the premises, as full to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his/her substitutes may lawfully do or cause to be done by virtue hereof.


         IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 20th day of July, 1998.



                              /s/ Frank J. Caufield
                              Signature


                              Frank J. Caufield
                              Print Name


                                POWER OF ATTORNEY
                                       FOR
                              AMERICA ONLINE, INC.
   RESTRICTED STOCK AGREEMENT WITH J. MICHAEL KELLY AS CHIEF FINANCIAL OFFICER


         I, Robert J. Frankenberg, whose signature appears below, constitute and appoint Stephen M. Case, Robert W. Pittman, Lennert J. Leader, George Vradenburg, III, and Sheila A. Clark, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them, for him/her and in his/her name, place and stead, and in any and all capacities, to sign the Registration Statement on Form S-8 for the registration of shares of common stock, $.01 par value (the "Common Stock"), of America Online, Inc. reserved for issuance which will be or may be awarded to J. Michael Kelly as Chief Financial Officer under a Restricted Stock Agreement, and any required amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the
Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in or about the premises, as full to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his/her substitutes may lawfully do or cause to be done by virtue hereof.


         IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 16th day of July, 1998.



                              /s/Robert J. Frankenberg
                              Signature


                              Robert J. Frankenberg
                              Print Name


                                POWER OF ATTORNEY
                                       FOR
                              AMERICA ONLINE, INC.
   RESTRICTED STOCK AGREEMENT WITH J. MICHAEL KELLY AS CHIEF FINANCIAL OFFICER


         I, Alexander M. Haig, Jr., whose signature appears below, constitute and appoint Stephen M. Case, Robert W. Pittman, Lennert J. Leader, George Vradenburg, III, and Sheila A. Clark, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them, for him/her and in his/her name, place and stead, and in any and all capacities, to sign the Registration Statement on Form S-8 for the registration of shares of common stock, $.01 par value (the "Common Stock"), of America Online, Inc. reserved for issuance which will be or may be awarded to J. Michael Kelly as Chief Financial Officer under a Restricted Stock Agreement, and any required amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the
Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in or about the premises, as full to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his/her substitutes may lawfully do or cause to be done by virtue hereof.


         IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 17th day of July, 1998.



                             /s/Alexander M. Haig, Jr.
                             Signature


                             Alexander M. Haig, Jr.
                             Print Name


                                POWER OF ATTORNEY
                                       FOR
                              AMERICA ONLINE, INC.
   RESTRICTED STOCK AGREEMENT WITH J. MICHAEL KELLY AS CHIEF FINANCIAL OFFICER


         I, William N. Melton, whose signature appears below, constitute and appoint Stephen M. Case, Robert W. Pittman, Lennert J. Leader, George Vradenburg, III, and Sheila A. Clark, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them, for him/her and in his/her name, place and stead, and in any and all capacities, to sign the Registration Statement on Form S-8 for the registration of shares of common stock, $.01 par value (the "Common Stock"), of America Online, Inc. reserved for issuance which will be or may be awarded to J. Michael Kelly as Chief Financial Officer under a Restricted Stock Agreement, and any required amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the
Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in or about the premises, as full to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his/her substitutes may lawfully do or cause to be done by virtue hereof.


         IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 20th day of July, 1998.



                              /s/William N. Melton
                              Signature


                              William N. Melton
                              Print Name


                                POWER OF ATTORNEY
                                       FOR
                              AMERICA ONLINE, INC.
   RESTRICTED STOCK AGREEMENT WITH J. MICHAEL KELLY AS CHIEF FINANCIAL OFFICER


         I, Thomas Middelhoff, whose signature appears below, constitute and appoint Stephen M. Case, Robert W. Pittman, Lennert J. Leader, George Vradenburg, III, and Sheila A. Clark, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them, for him/her and in his/her name, place and stead, and in any and all capacities, to sign the Registration Statement on Form S-8 for the registration of shares of common stock, $.01 par value (the "Common Stock"), of America Online, Inc. reserved for issuance which will be or may be awarded to J. Michael Kelly as Chief Financial Officer under a Restricted Stock Agreement, and any required amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the
Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in or about the premises, as full to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his/her substitutes may lawfully do or cause to be done by virtue hereof.


         IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 20th day of July, 1998.



                              /s/Thomas Middelhoff
                              Signature


                              Thomas Middelhoff
                              Print Name


                                POWER OF ATTORNEY
                                       FOR
                              AMERICA ONLINE, INC.
   RESTRICTED STOCK AGREEMENT WITH J. MICHAEL KELLY AS CHIEF FINANCIAL OFFICER


         I, Robert W. Pittman, whose signature appears below, constitute and appoint Stephen M. Case, Robert W. Pittman, Lennert J. Leader, George Vradenburg, III, and Sheila A. Clark, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them, for him/her and in his/her name, place and stead, and in any and all capacities, to sign the Registration Statement on Form S-8 for the registration of shares of common stock, $.01 par value (the "Common Stock"), of America Online, Inc. reserved for issuance which will be or may be awarded to J. Michael Kelly as Chief Financial Officer under a Restricted Stock Agreement, and any required amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the
Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in or about the premises, as full to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his/her substitutes may lawfully do or cause to be done by virtue hereof.


         IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 20th day of July, 1998.



                              /s/Robert W. Pittman
                              Signature


                              Robert W. Pittman
                              Print Name


                                POWER OF ATTORNEY
                                       FOR
                              AMERICA ONLINE, INC.
   RESTRICTED STOCK AGREEMENT WITH J. MICHAEL KELLY AS CHIEF FINANCIAL OFFICER


         I, J. Michael Kelly, whose signature appears below, constitute and appoint Stephen M. Case, Robert W. Pittman, Lennert J. Leader, George Vradenburg, III, and Sheila A. Clark, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them, for him/her and in his/her name, place and stead, and in any and all capacities, to sign the Registration Statement on Form S-8 for the registration of shares of common stock, $.01 par value (the "Common Stock"), of America Online, Inc. reserved for issuance which will be or may be awarded to J. Michael Kelly as Chief Financial Officer under a Restricted Stock Agreement, and any required amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the
Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in or about the premises, as full to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his/her substitutes may lawfully do or cause to be done by virtue hereof.


         IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 16th day of July, 1998.



                               /s/J. Michael Kelly
                               Signature


                               J. Michael Kelly
                               Print Name